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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 31, 2003
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                            DEXTERITY SURGICAL, INC.
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             (Exact name of registrant as specified in its charter)


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
                   Delaware                                0-20532                          74-2559866
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(State or other jurisdiction of incorporation)     (Commission File Number)     (IRS Employer Identification No.)
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   12961 Park Central, Suite 1300, San Antonio, Texas            78216
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       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (210) 495-8787





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         (Former name or former address, if changed since last report.)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits

                  99.1 Press Release

ITEM 9.  REGULATION FD DISCLOSURE.

         On March 31, 2003, Dexterity Surgical, Inc. issued a press release announcing its financial and operational results for the fourth quarter and full year of 2002. A copy of the press release is attached as Exhibit 99.1.

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On March 31, 2003, Dexterity Surgical, Inc. issued a press release announcing its financial and operational results for the fourth quarter and full year of 2002. A copy of the press release is attached as Exhibit 99.1.

         In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DEXTERITY SURGICAL, INC.



                                          By  /s/ Randall K. Boatright
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                                              Randall K. Boatright
                                              Executive Vice President and Chief
                                              Financial Officer

Dated March 31, 2003


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                                 EXHIBIT INDEX


    Exhibit No.                   Description
    -----------                   -----------

       99.1                      Press Release